Exhibit 32

CERTIFICATION OF CEO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Monmouth Capital Corporation (the “Company”) for the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Eugene W. Landy, as President and Chief Executive Officer of the Company, and Anna T. Chew, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:       /s/ Eugene W. Landy

Name:  Eugene W. Landy

Title:   President and Chief Executive Officer

Date:   May 11, 2006

By:       /s/ Anna T. Chew

Name:  Anna T. Chew

Title:    Chief Financial Officer

Date:    May 11, 2006